UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of report (Date of earliest
       event reported)                         October 3, 1994
                                      --------------------------------



                             O'SULLIVAN CORPORATION
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          (Exact name of registrant as specified in its charter)


                                     VIRGINIA
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              (State or other jurisdiction of incorporation)


                1-4438                          54-0463029
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       (Commission File Number)   (IRS Employer Identification Number)


      1944 Valley Avenue, P. O. Box 3510, Winchester, Virginia  22601
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       (Address of principal executive offices, including zip code)


                                  (703) 667-6666
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           (Registrant's telephone number, including area code)







     Item 5.  Other Events.

          On October 3, 1994, O'Sullivan Corporation
     ("O'Sullivan") issued a news release announcing that a Letter of Intent (the "Letter of Intent") had been executed concerning the sale of O'Sullivan's Gulfstream Division, including its wholly owned subsidiary, Capitol Plastics of Ohio, Inc., to Automotive Industries Holding, Inc. ("Automotive Industries"). A copy of the Letter of Intent is filed herewith as Exhibit 99.

     Item 7.  Financial Statements and Exhibits.

             (c)  Exhibits.
                  ---------

                  99 Letter of Intent dated September 30, 1994 between O'Sullivan and Automotive
                      Industries -- filed herewith.














































                              S I G N A T U R E S







          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.






                                   O'SULLIVAN CORPORATION


                                   /s/ Anthony A. Barone
                                   ---------------------------
                                   Anthony A. Barone
                                   Vice President, Secretary
                                   and Chief Financial Officer



                                   /s/ C. Bryant Nickerson
                                   ---------------------------
                                   C. Bryant Nickerson
                                   Treasurer and
                                   Chief Accounting Officer


   October 5, 1994